UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Municipal
High Income Fund Inc.
(MHF)

ANNUAL REPORT

OCTOBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Municipal
High Income Fund Inc.

Annual Report • October 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	16

	Statement of Operations	17

	Statements of Changes in Net Assets	18

	Financial Highlights	19

	Notes to Financial Statements	20

Fund Objective	Report of Independent Registered Public Accounting Firm	25
The Fund’s investment
objective is high tax-exempt	Financial Data	26
current income.
	Additional Information	27

	Annual Chief Executive Officer and Chief Financial Officer Certifications	31

	Dividend Reinvestment Plan	32

	Important Tax Information	34

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say: “The

Western Asset Municipal High Income Fund Inc.	I

Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields fell from 4.61% to 4.48%.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended October 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 2.91% and 5.38%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Western Asset Municipal High Income Fund Inc.

Special Shareholder Notices

During the fiscal year, the Board of Directors of Western Asset Municipal High Income Fund Inc. approved certain changes to the Fund’s non-fundamental investment policies recommended by Fund management. These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address developments in the market, although the Fund’s portfolio managers do not currently anticipate that any dramatic change in the Fund’s portfolio composition or investment approach will result.

On May 17, 2007, the Board of Directors approved, to be effective June 1, 2007, changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments. The Fund may use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk-management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives.

Derivatives are financial instruments the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as “over the counter” derivatives). Investors should note that derivatives can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance.

Also, on November 19, 2007, the Board of Directors approved changes, to be effective December 19, 2007, to the non-fundamental investment policies relating to the

Western Asset Municipal High Income Fund Inc.	III

types of securities and maturities in which the Fund may invest. The Fund may now, under normal market conditions, invest in non-publicly traded municipal securities, zero-coupon municipal obligations and non-appropriation or other municipal lease obligations. Previously, the Fund had the ability to invest up to 30% of its assets in non-publicly traded securities, up to 25% of its total assets in zero-coupon municipal obligations and no more than 10% of its assets in non-appropriation municipal lease obligations, although it could invest without limit in other municipal lease obligations.

Additionally, the Board of Directors approved a change to a non-fundamental investment policy that permits the Fund to invest in municipal obligations of any maturity. Previously, the Fund had indicated that it would generally invest in long-term municipal bonds and that it expected the weighted average maturity of its portfolio to exceed ten years.

Under the Fund’s amended non-fundamental investment policies, the Fund may, under normal market conditions, invest in non-publicly traded municipal securities. The manager believes that non-publicly traded securities, which may be considered speculative, often provide attractive high yields. The sale of securities that are not traded publicly is typically restricted under the federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them at all when the manager believes it desirable to do so. Should the Fund desire to sell any of these securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Under the Fund’s amended non-fundamental investment policies, the Fund may, under normal market conditions, also invest in zero-coupon municipal obligations. Zero-coupon municipal obligations are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The

IV	Western Asset Municipal High Income Fund Inc.

discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero-coupon municipal obligations may be created by investment banks under proprietary programs in which they strip the interest component from the principal component and sell both separately. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

In addition, under the Fund’s amended non-fundamental investment policies, the Fund may, under normal market conditions, invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities that contain “non-appropriation” clauses (“non-appropriation municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Western Asset Municipal High Income Fund Inc.	V

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii              The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii            The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv            The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

v              The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

VI	Western Asset Municipal High Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June 2007 peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

The municipal bond market also experienced periods of volatility and lagged its taxable bond counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexvi, returned 2.91% during the one-year period ended October 31, 2007. In contrast, over the same period, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvii, returned 5.38%.

Performance Review

For the 12 months ended October 31, 2007, Western Asset Municipal High Income Fund Inc. returned 5.40% based on its net asset value (“NAV”)viii and 4.06% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.91% and its Lipper High Yield Municipal Debt Closed-End Funds Category Averageix increased 1.44% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	1

During the 12-month period, the Fund made distributions to shareholders totaling $0.408 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$8.23 (NAV)	5.40%
$7.75 (Market Price)	4.06%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s durationx was managed tactically during the reporting period and was adjusted given changing market conditions. Overall, this contributed to performance, especially in the spring of 2007 when interest rates were on the rise.

At the start of the reporting period, the Fund’s duration was 5.8 years. We then moved to a more defensive position by lowering its duration to 4.2 years during the second quarter of 2007. The Fund’s duration was again adjusted given changing market conditions, and it ended the fiscal year at 5.6 years. It is important to note that, at the end of the period, the Fund’s duration was significantly shorter than its benchmark and peer group. While the adjustments to the Fund’s duration were not always optimal, they were, on balance, additive to performance.

To provide further insight regarding the changes to the Fund’s duration, our view had been that U.S. economic growth would moderate and experience a soft landing. This led us to believe that the yield on 10-year Treasury bonds would range roughly between 4.25% and 4.75%, as data indicating progress toward the soft landing emerged. When yields were near the top of this range, we generally preferred to have a longer duration, as we felt that rates were likely to decline from that level. In contrast, when yields were at the low end of the range, our preference was to shorten duration, as we felt that yields were more likely to rise. Our view regarding yields was also impacted by the relationship between the yields of municipal securities and their Treasury counterparts.

However, as the issues related to the subprime mortgage crisis emerged in the summer of 2007, Treasury yields were primarily driven by an investor flight to quality rather than economic fundamentals. As such, our trading range scenario became largely irrelevant. During the flight to quality, the Fund’s use of hedging activities was less important and our overweight to pre-refundedxi and high-quality issues became the dominant contributor to performance.

2	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Overall, active management of the Fund’s duration was more important in the first half of the fiscal year, while our overweight to high-quality securities was, on balance, more important in the second half of the reporting period.

What were the leading detractors from performance?

A. During the first half of the fiscal year, the Fund’s underweight, relative to its benchmark, to lower-quality securities was a slight detractor from performance. In addition, during the first half of the reporting period, the Fund’s short duration position subtracted somewhat from results.

Q. Were there any significant changes to the Fund during the reporting period?

A. Although there were no significant changes to the Fund’s positioning over the period, there were changes to the non-fundamental investment policies as described in the Letter from the Chairman. These changes, noted under the “Special Shareholder Notices,” are intended to provide the portfolio managers with additional flexibility to meet the Fund’s objectives. The request for authority to use derivatives was intended to give the manager another tool to transact in the most efficient manner available. To date, the manager has not exercised this authority.

Looking for Additional Information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well, as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii                    The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii                  Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv                  The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

v                    The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                  The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii                The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii              NAV is calculated by subtracting total liabilities and outstanding preferred stock(if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix                  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

x                    Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xi                  A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

4	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (October 31, 2007)

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Face Amount	Security	Value
MUNICIPAL BONDS — 94.0%
Alaska — 0.6%
$1,055,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (a)	$1,136,847
Arizona — 2.0%
1,500,000	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional Medical Center, 7.625% due 12/1/29	1,592,985
1,740,000	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, 8.000% due 10/1/34	1,918,002
	Total Arizona	3,510,987
Arkansas — 1.0%
	Arkansas State Development Financing Authority:
1,000,000	Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29 (c)	1,080,870
600,000	Industrial Facilities Revenue, Potlatch Corp. Projects, 7.750% due 8/1/25 (a)	662,508
	Total Arkansas	1,743,378
California — 7.0%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20 (d)	1,533,390
2,000,000	California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center, 5.000% due 11/15/27 (e)	2,023,700
2,500,000	California State, GO, Various Purpose, 5.000% due 9/1/35 (e)	2,535,450
	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
2,000,000	Asset Backed, 7.800% due 6/1/42 (c)(e)	2,418,360
1,000,000	Enhanced Asset Backed, 5.625% due 6/1/38 (c)	1,100,330
600,000	Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/29	602,022
1,865,000	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	1,926,918
	Total California	12,140,170
Colorado — 3.0%
500,000	Beacon Point Metropolitan District, GO, 6.250% due 12/1/35	507,560
	Colorado Educational & Cultural Facilities Authority Revenue:
760,000	Charter School, Peak to Peak Project, 7.500% due 8/15/21 (c)	846,989
785,000	Elbert County Charter, 7.375% due 3/1/35	830,444
810,000	Unrefunded, University of Denver Project, FGIC, 5.250% due 3/1/23	875,667
500,000	High Plains, CO, Metropolitan District, GO, 6.250% due 12/1/35	457,580
1,000,000	Reata South Metropolitan District, CO, GO, 7.250% due 6/1/37	1,019,950
500,000	Southlands, CO, Metropolitan District No. 1, GO, 7.125% due 12/1/34 (c)	604,650
	Total Colorado	5,142,840

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
District of Columbia — 1.2%
$1,895,000	District of Columbia COP, District Public Safety & Emergency, AMBAC, 5.500% due 1/1/20 (e)	$2,031,535
Florida — 9.8%
955,000	Beacon Lakes, FL, Community Development District, Special Assessment, 6.900% due 5/1/35	1,003,409
1,500,000	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,592,400
2,000,000	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge on Palmer Ranch, 8.000% due 6/1/32 (c)(e)	2,378,120
2,000,000	Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University, 7.850% due 8/15/31 (c)(e)	2,283,860
935,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	960,254
1,000,000	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, 6.000% due 11/15/25 (c)	1,108,980
2,000,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25 (a)	2,006,380
1,000,000	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,104,470
400,000	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (f)	470,048
2,000,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	2,137,820
1,000,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	979,470
1,000,000	University of Central Florida, COP, FGIC, 5.000% due 10/1/25	1,034,260
	Total Florida	17,059,471
Georgia — 3.5%
	Atlanta, GA, Airport Revenue:
1,000,000	FGIC, 5.625% due 1/1/30 (a)	1,031,260
1,000,000	FSA, 5.000% due 1/1/26	1,028,390
2,500,000	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (c)(e)	2,938,850
1,000,000	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, 7.250% due 11/15/29	1,062,950
	Total Georgia	6,061,450
Illinois — 1.8%
2,000,000	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC, 5.500% due 1/1/31 (c)(e)	2,119,040
1,000,000	Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project, 5.000% due 12/1/26	964,230
	Total Illinois	3,083,270

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Indiana — 0.5%
	County of St Joseph, IN, EDR, Holy Cross Village Notre Dame Project:
$285,000	6.000% due 5/15/26	$291,652
550,000	6.000% due 5/15/38	559,867
	Total Indiana	851,519
Kansas — 0.7%
1,150,000	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health, 5.000% due 10/1/22	1,186,570
Kentucky — 1.2%
2,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	2,016,880
Louisiana — 0.6%
1,000,000	Epps, LA, COP, 8.000% due 6/1/18	1,023,200
Maryland — 1.5%
1,500,000	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, 7.730% due 12/1/27 (c)	1,641,255
1,000,000	Maryland State Health & Higher EFA Revenue, Refunding, Edenwald, 5.400% due 1/1/31	980,500
	Total Maryland	2,621,755
Massachusetts — 3.2%
915,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (a)	905,063
1,000,000	Massachusetts State DFA Revenue, Briarwood, 8.250% due 12/1/30 (c)	1,145,220
1,000,000	Massachusetts State HEFA Revenue, Caritas Christi Obligation, 6.750% due 7/1/16	1,089,300
1,830,000	Massachusetts State IFA Revenue, Assisted Living Facilities, Marina Bay LLC Project, 7.500% due 12/1/27 (a)(c)	1,888,450
355,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (f)	457,414
	Total Massachusetts	5,485,447
Michigan — 6.9%
2,130,000	Allen Academy, COP, 7.500% due 6/1/23 (e)	2,137,114
	Cesar Chavez Academy, COP:
1,000,000	6.500% due 2/1/33	1,032,270
1,000,000	8.000% due 2/1/33	1,106,160
1,000,000	Gaudior Academy, COP, 7.250% due 4/1/34	1,016,860
1,750,000	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,869,928
3,000,000	Michigan State Hospital Finance Authority, Refunding Hospital, Sparrow Obligated, 5.000% due 11/15/31 (e)	2,991,630
1,000,000	Star International Academy, COP, 7.000% due 3/1/33	1,006,680
700,000	William C. Abney Academy, COP, 6.750% due 7/1/19	726,621
	Total Michigan	11,887,263

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Mississippi — 0.9%
$1,480,000	Jackson, MS, Public School District, FSA, 5.000% due 10/1/20	$1,561,370
Missouri — 0.8%
1,300,000	Missouri State HEFA Revenue, Refunding, St Lukes Episcopal, 5.000% due 12/1/21	1,326,559
Montana — 1.4%
2,450,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (a)	2,456,370
New Hampshire — 0.9%
1,600,000	New Hampshire HEFA Revenue, Covenant Health System, 5.500% due 7/1/34	1,653,856
New Jersey — 10.5%
1,500,000	Casino Reinvestment Development Authority Revenue, MBIA, 5.250% due 6/1/20	1,620,390
1,000,000	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., 8.250% due 11/15/30 (c)	1,143,390
5,000,000	New Jersey EDA Revenue, Refunding, 6.875% due 1/1/37 (a)	5,278,050
	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group:
5,000,000	5.250% due 7/1/30	4,838,850
3,000,000	7.500% due 7/1/30 (c)	3,330,570
1,750,000	Tobacco Settlement Financing Corp., 6.750% due 6/1/39 (c)	2,019,343
	Total New Jersey	18,230,593
New Mexico — 1.3%
160,000	Albuquerque, NM, Hospital Revenue, Southwest Community Health Services, 10.000% due 8/1/12 (c)	167,552
1,000,000	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,079,830
1,000,000	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,044,800
	Total New Mexico	2,292,182
New York — 9.0%
700,000	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., 8.250% due 11/15/30 (c)	801,899
2,000,000	Metropolitan Transportation Authority of New York, AMBAC, 5.000% due 7/1/30	2,061,800
1,000,000	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32 (c)	1,164,710
	New York City, NY, IDA, Civic Facilities Revenue:
1,290,000	Community Residence for the Developmentally Disabled Project, 7.500% due 8/1/26	1,309,853
860,000	Special Needs Facilities Pooled Program, 8.125% due 7/1/19 (c)	952,372
1,000,000	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, MBIA, 5.000% due 6/15/27	1,046,310
	New York State Dormitory Authority Revenue:
2,090,000	Cornell University, 5.000% due 7/1/21	2,217,971
1,500,000	Mental Health Services Facilities Improvement, AMBAC, 5.000% due 2/15/35	1,549,770

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	9

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
New York — 9.0% (continued)
$2,500,000	New York University Hospitals Center, 5.000% due 7/1/26	$2,469,975
	Suffolk County, NY, IDA:
910,000	Civic Facilities Revenue, Eastern Long Island Hospital Association, 7.750% due 1/1/22 (c)	1,035,826
1,000,000	Continuing Care Retirement Revenue, Refunding, Jeffersons Ferry Project, 5.000% due 11/1/28	941,750
	Total New York	15,552,236
North Carolina — 0.6%
935,000	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29 (c)	1,019,010
Ohio — 3.4%
1,500,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	1,592,115
1,500,000	Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center, 5.250% due 5/15/21	1,523,670
1,500,000	Ohio State, Air Quality Development Authority Revenue, Cleveland Pollution Control, 6.000% due 12/1/13	1,517,460
1,260,000	Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment, 5.000% due 12/1/25	1,316,952
	Total Ohio	5,950,197
Oregon — 0.6%
1,000,000	Salem, OR, Hospital Facility Authority Revenue, Salem Hospital Project, 5.000% due 8/15/36	1,014,830
Pennsylvania — 4.7%
1,000,000	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, 7.250% due 1/1/35 (c)	1,169,850
1,000,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	1,027,400
1,000,000	Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center, 5.000% due 1/1/27	971,130
2,640,000	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.625% due 7/1/19 (g)(h)	633,600
965,000	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, 7.500% due 2/15/29	1,005,935
1,000,000	Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95, 7.750% due 12/1/17 (a)	1,000,690
2,000,000	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, 8.125% due 11/15/30 (c)	2,273,480
	Total Pennsylvania	8,082,085
Puerto Rico — 1.2%
2,000,000	Puerto Rico Sales Tax Financing, Corp. Sales Tax Revenue, 5.250% due 8/1/57	2,075,520

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
South Carolina — 0.1%
$210,000	McCormick County, SC, COP, 9.750% due 7/1/09	$211,483
Tennessee — 2.0%
1,000,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	996,940
2,500,000	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, 5.750% due 9/1/37	2,500,800
	Total Tennessee	3,497,740
Texas — 10.0%
550,000	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, 6.875% due 6/1/29 (c)	588,115
1,000,000	Garza County Public Facility Corp., 5.500% due 10/1/18	1,045,000
2,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12 (a)(e)(i)	2,199,400
2,750,000	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, 6.125% due 7/15/27 (a)	2,751,292
1,000,000	Laredo, TX, ISD Public Facility Corp. Lease Revenue, AMBAC, 5.000% due 8/1/29	1,021,790
1,000,000	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 6.200% due 11/15/29	1,045,380
1,000,000	North Texas Tollway Authority, Dallas North Tollway Systems Revenue, FSA, 5.000% due 1/1/35	1,027,160
1,500,000	Texas State Public Finance Authority, Uplift Education, 5.750% due 12/1/27	1,521,675
1,865,000	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,890,327
	Willacy County, TX:
2,000,000	Local Government Corp. Revenue, 6.875% due 9/1/28	2,111,220
	PFC Project Revenue:
1,000,000	8.250% due 12/1/23	1,023,740
1,000,000	County Jail, 7.500% due 11/1/25	1,046,740
	Total Texas	17,271,839
Virginia — 1.5%
415,000	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, 8.125% due 4/1/30	429,674
1,000,000	Broad Street CDA Revenue, 7.500% due 6/1/33	1,095,450
1,000,000	Fairfax County, VA, EDA Revenue, Retirement Community, Greenspring Village, Inc., 7.500% due 10/1/29 (c)	1,092,770
	Total Virginia	2,617,894
Wisconsin — 0.6%
1,000,000	Wisconsin State HEFA Revenue, Aurora Health Care, 6.400% due 4/15/33	1,050,430
	TOTAL INVESTMENTS — 94.0% (Cost — $157,310,510#)	162,846,776
	Other Assets in Excess of Liabilities — 6.0%	10,396,240
	TOTAL NET ASSETS — 100.0%	$173,243,016

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	11

Schedule of Investments (October 31, 2007) (continued)

(a)              Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)              Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)              All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)              All or a portion of this security is segregated for open futures contracts.

(f)               Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)              Security is currently in default.

(h)              Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(i)                Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

#                    Aggregate cost for federal income tax purposes is $157,233,145.

Abbreviations used in this schedule:
AMBAC	– Ambac Assurance Corporation - Insured Bonds
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EDR	– Economic Development Revenue
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company - Insured Bonds
FSA	– Financial Security Assurance - Insured Bonds
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
IFA	– Industrial Finance Agency
ISD	– Independent School District
MBIA	– Municipal Bond Investors Assurance Corporation - Insured Bonds
MFH	– Multi-Family Housing
PFC	– Public Facilities Corporation

Summary of Investments by Industry*

Pre-Refunded/Escrowed to Maturity	24.1%
Hospitals	23.9
Leasing	14.8
Industrial Development	9.2
Special Tax	7.3
Local General Obligations	4.0
Transportation	3.8
Resource Recovery	2.9
Education	2.5
Other Revenue	2.1
Electric	1.8
State General Obligations	1.6
Housing	1.4
Water & Sewer	0.6
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of October 31, 2007 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Ratings Table† (unaudited)

S&P/Moody’s/Fitch‡

AAA/Aaa	22.2%
AA/Aa	3.2
A	13.2
BBB/Baa	15.9
BB/Ba	3.9
B/B	2.3
NR	39.3
100.0%

†  As a percentage of total investments.

‡  S&P primary rating; Moody’s secondary, then Fitch.

See pages 14 and 15 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

14	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Bond Ratings (unaudited) (continued)

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC
and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	15

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $157,310,510)	$162,846,776
Cash	3,040,732
Receivable for securities sold	3,950,428
Interest receivable	3,477,978
Receivable from broker — variation margin on open futures contracts	149,906
Prepaid expenses	6,724
Total Assets	173,472,544
LIABILITIES:
Investment management fee payable	80,897
Directors’ fees payable	9,937
Distributions payable	246
Accrued expenses	138,448
Total Liabilities	229,528

Total Net Assets	$173,243,016

NET ASSETS:
Par value ($0.01 par value; 21,062,925 shares issued and outstanding; 500,000,000 shares authorized)	$210,629
Paid-in capital in excess of par value	192,083,967
Undistributed net investment income	698,101
Accumulated net realized loss on investments and futures contracts	(25,233,589)
Net unrealized appreciation on investments and futures contracts	5,483,908
Total Net Assets	$173,243,016

Shares Outstanding	21,062,925
Net Asset Value	$ 8.23

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$ 10,247,438

EXPENSES:
Investment management fee (Note 2)	950,899
Directors’ fees	251,457
Legal fees	92,740
Shareholder reports	51,298
Audit and tax	43,331
Transfer agent fees	26,331
Stock exchange listing fees	21,305
Insurance	4,214
Custody fees	1,922
Miscellaneous expenses	12,739
Total Expenses	1,456,236
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,677)
Net Expenses	1,360,559
Net Investment Income	8,886,879
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,626,161)
Futures contracts	1,512,134
Net Realized Loss	(2,114,027)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,734,583
Futures contracts	182,337
Change in Net Unrealized Appreciation/Depreciation	1,916,920
Net Loss on Investments and Futures Contracts	(197,107)
Increase in Net Assets From Operations	$ 8,689,772

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	17

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$ 8,886,879	$ 8,924,290
Net realized gain (loss)	(2,114,027)	2,320,936
Change in net unrealized appreciation/depreciation	1,916,920	3,054,466
Increase in Net Assets From Operations	8,689,772	14,299,692
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,583,722)	(8,568,898)
Decrease in Net Assets From Distributions to Shareholders	(8,583,722)	(8,568,898)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (60,724 shares issued)	489,895	—
Increase in Net Assets From Fund Share Transactions	489,895	—
Increase in Net Assets	595,945	5,730,794
NET ASSETS:
Beginning of year	172,647,071	166,916,277
End of year*	$173,243,016	$172,647,071

*Includes undistributed net investment income of:	$698,101	$409,266

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Year	$8.22		$7.95	$7.84		$7.92	$8.16
Income (Loss) From Operations:
Net investment income	0.42		0.42	0.45		0.51	0.57
Net realized and unrealized gain (loss)	—		0.26	0.11		(0.05)	(0.25)
Total Income From Operations	0.42		0.68	0.56		0.46	0.32
Less Distributions From:
Net investment income	(0.41)		(0.41)	(0.45)		(0.53)	(0.56)
In excess of net investment income	—		—	—		(0.01)	—
Total Distributions	(0.41)		(0.41)	(0.45)		(0.54)	(0.56)
Net Asset Value, End of Year	$8.23		$8.22	$7.95		$7.84	$7.92
Market Price, End of Year	$7.75		$7.84	$7.10		$7.39	$7.65
Total Return, Based on NAV(1)(2)	5.40%		9.24%	7.82	%(3)	6.32%	4.42%
Total Return, Based on Market Price(2)	4.06%		16.66%	2.16%		3.76%	7.17%
Net Assets, End of Year (millions)	$173		$173	$167		$165	$166
Ratios to Average Net Assets:
Gross expenses	0.84	%(4)	0.79%	0.85%		0.80%	0.80%
Net expenses	0.79	(4)(5)	0.79 (5)	0.85		0.80	0.80
Net investment income	5.14		5.27	5.74		6.47	7.13
Portfolio Turnover Rate	16%		18%	39%		33%	28%

(1)              Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(3)              The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)              Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

(5)              Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	19

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is high tax-exempt current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

20	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income		Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$725,889	$(725,889)
(b)	$(14,322)	14,322	—

(a)             Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)             Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.              Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $95,677 for a portion of non-recurring payments due to retiring directors.

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	21

Notes to Financial Statements (continued)

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,946,596
Sales	29,790,951

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,242,037
Gross unrealized depreciation	(2,628,406)
Net unrealized appreciation	$5,613,631

At October 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Notes	234	12/07	$25,691,298	$25,743,656	$(52,358)

4. Distributions Subsequent to October 31, 2007

On August 16, 2007, the Board of Directors of the Fund declared a dividend distribution, in the amount of $0.0340 per share, payable on November 30, 2007 to shareholders of record on November 23, 2007.

On November 19, 2007, the Board of Directors of the Fund declared three dividend distributions, each in the amount of $0.0340 per share, payable on December 28, 2007, January 25, 2008 and February 29, 2008 to shareholders of record on December 21, 2007, January 18, 2008 and February 22, 2008, respectively.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, were as follows:

	2007	2006
Distributions Paid From: Tax-Exempt Income	$8,583,722	$8,568,898

22	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$716,059
Capital loss carryforward*	(25,363,312)
Other book/tax temporary differences(a)	34,400
Unrealized appreciation/(depreciation)(b)	5,561,273
Total accumulated earnings/(losses) — net	$(19,051,580)

*  The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2008	$(747,959)
10/31/2009	(733,106)
10/31/2010	(601,572)
10/31/2011	(5,066,581)
10/31/2012	(10,608,178)
10/31/2013	(5,677,661)
10/31/2015	(1,928,255)
$(25,363,312)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the differences in the book/tax treatment of various items.

(b)  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

6. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

7. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	23

Notes to Financial Statements (continued)

United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal High Income Fund Inc. as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund Inc. as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2007

Western Asset Municipal High Income Fund Inc. 2007 Annual Report	25

Financial Data (unaudited)

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2006
11/21/05	11/25/05	6.96	7.94	0.0340	7.03
12/27/05	12/30/05	7.13	7.98	0.0340	7.16
1/24/06	1/27/06	7.30	8.01	0.0340	7.37
2/21/06	2/24/06	7.32	8.00	0.0340	7.39
3/28/06	3/31/06	7.34	8.02	0.0340	7.38
4/25/06	4/28/06	7.23	8.04	0.0340	7.35
5/23/06	5/26/06	7.30	8.06	0.0340	7.31
6/27/06	6/30/06	7.31	8.03	0.0340	7.29
7/21/06	7/28/06	7.40	8.06	0.0340	7.52
8/18/06	8/25/06	7.45	8.13	0.0340	7.53
9/22/06	9/29/06	7.73	8.20	0.0340	7.87
10/20/06	10/27/06	7.70	8.18	0.0340	7.79

Fiscal Year 2007
11/17/06	11/24/06	7.93	8.20	0.0340	7.99
12/22/06	12/29/06	7.78	8.23	0.0340	7.86
1/19/07	1/26/07	8.03	8.21	0.0340	8.05
2/16/07	2/23/07	8.03	8.23	0.0340	8.07
3/23/07	3/30/07	8.03	8.27	0.0340	8.07
4/20/07	4/27/07	8.24	8.26	0.0340	8.09
5/18/07	5/25/07	8.31	8.24	0.0340	8.08
6/22/07	6/29/07	7.72	8.17	0.0340	7.78
7/20/07	7/27/07	7.79	8.21	0.0340	7.89
8/24/07	8/31/07	7.81	8.03	0.0340	7.80
9/21/07	9/28/07	7.67	8.16	0.0340	7.73
10/19/07	10/26/07	7.70	8.24	0.0340	7.75

*As of record date

26	Western Asset Municipal High Income Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	President, Colman Consulting Co.	22	None

Dwight B.Crane Harvard Business School Soldiers Field Road Morgan Hall #375 Boston, MA 02163 Birth Year:1937	Director and Member of the Nominating and Audit Committees, Class III	Since 1998	Professor, Harvard Business School	42	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Formerly, Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Western Asset Municipal High Income Fund Inc.	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	20	None

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class I	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

28	Western Asset Municipal High Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Trusteeships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

Western Asset Municipal High Income Fund Inc.	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

(1)           The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2010 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)            Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

30	Western Asset Municipal High Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Western Asset Municipal High Income Fund Inc.	31

Dividend Reinvestment Plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

32	Western Asset Municipal High Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Western Asset Municipal High Income Fund Inc.	33

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

34	Western Asset Municipal High Income Fund Inc.

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Western Asset Municipal High Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	MUNICIPAL HIGH
Dwight B. Crane	INCOME FUND INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners Fund
Dr. Riordan Roett	Advisor, LLC
Jeswald W. Salacuse
SUBADVISER
OFFICERS	Western Asset Management
R. Jay Gerken, CFA	Company
President and
Chief Executive Officer	CUSTODIAN
State Street Bank and Trust
Kaprel Ozsolak	Company
Chief Financial Officer	225 Franklin Street
and Treasurer	Boston, Massachusetts 02110

Ted P. Becker	TRANSFER AGENT
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, New York 10038
Chief Legal Officer
INDEPENDENT
Thomas C. Mandia	REGISTERED PUBLIC
Assistant Secretary	ACCOUNTING FIRM
KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

Steven Frank	LEGAL COUNSEL
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
MHF

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset Municipal High Income Fund Inc. WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

www.leggmason.com/individualinvestors

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

©2007 Legg Mason Investor
Services, LLC
Member FINRA, SIPC

WASX010547 12/07                  SR07-471

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at
www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.         CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,250 in 2006 and $37,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $3,722 in 2007. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Municipal High Income Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $5,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Municipal High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal High Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Municipal High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.         SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.         PROXY VOTING – LMPFA & Western

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	112 registered investment	239 Other pooled	1,060 Other accounts with
	companies with $116.9	investment vehicles	$303.2 billion in total
	billion in total assets	with $221.2 billion in assets	assets under
	under management	under management	management*

Stephen A. Walsh‡	112 registered investment	239 Other pooled	1,060 Other accounts with
	companies with $116.9	investment vehicles	$303.2 billion in total
	billion in total assets	with $221.2 billion in assets	assets under
	under management	under management	management*

Joseph P. Deane‡	23 registered investment	1 Other pooled	22 Other accounts with
	companies with $20.7	investment vehicle	$2.0 billion in total
	billion in total assets	with $8.4 billion in assets	assets under
	under management	under management	management**

David T. Fare‡	23 registered investment	1 Other pooled	22 Other accounts
	Companies with $20.7	investment vehicle	with $2.0 billion
	billion in total assets	with $8.4 billion in	in total assets under management**
	Under management	assets under management

Robert Amodeo‡	23 registered investment	1 Other pooled	22 Other accounts
	Companies with $20.7	investment vehicle	with $2.0 billion
	billion in total assets	with $8.4 billion in	in total assets under management**
	Under management	assets under management

*	Includes 93 accounts managed, totaling $33.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $337.6 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 4, 2008